SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 14, 1998
                                 Date of Report


                                 (APRIL 3, 1998)
                        (Date of earliest event reported)


                              TATONKA ENERGY, INC.
             (Exact name of registrant as specified in its charter)


       OKLAHOMA, U.S.A.                                 73-1457920
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                    000-10701
                           --------------------------
                            (Commission File Number)




                        9603 WHITE ROCK TRAIL, SUITE 100
                                  DALLAS, TEXAS
                    (Address of principal executive offices)

                                      75238
                                   (ZIP Code)

                                 (214) 340-9912
              (Registrant's telephone number, including area code)





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Item 1.  Change in Control of Registrant

         On April 3, 1998, George C. Barker, ("Barker"), individually and as Trustee for the Phy.Med., Inc. Employee Stock Ownership Plan (the "ESOP"), acquired control of the Registrant. Prior to such date, such parties owned all the outstanding shares of Phy.Med., Inc., a Texas corporation ("PhyMed"), and on such date they acquired from the Registrant, in the aggregate, immediate ownership of and the right to receive an aggregate of 69,415,409 authorized but unissued shares of Common Stock, $.001 par value, of the Registrant, as presently constituted, which, if all such shares were outstanding, would constitute 88.5% of the Registrant's presently outstanding 78,430,965 shares of Common Stock (87.5% of the 79,331,896 shares which would be outstanding on a fully diluted basis).

         The terms of the acquisition contemplate a 1-for-10 reverse stock split which will become effective after compliance with all necessary corporate and regulatory formalities (presently estimated to be in May 1998). Upon the effectiveness of such reverse split, Barker and the ESOP will own 6,941,541 shares of 7,843,097 shares, $.01 par value, outstanding (7,933,190 shares on a full diluted basis). (The Registrant will continue to have 50,000,000 shares of Common Stock authorized.)

         Barker is the sole trustee of the ESOP and as such has the power to vote the shares owned by the ESOP. Barker and his wife, Judith F. Barker, own in the aggregate approximately 70% of the vested interests of the participants in the ESOP.

         On March 6, 1998, certain parties entered into an Agreement and Plan of Reorganization and Merger (the "Agreement"). The parties were Barker and the ESOP, in their capacity as the shareholders of PhyMed, PhyMed itself, the Registrant and Tatonka Subsidiary, Inc., a newly-formed and wholly-owned subsidiary of the Registrant. The Agreement was consummated on April 3, 1998, by means of a statutory merger of Tatonka Subsidiary, Inc. into PhyMed, with PhyMed being the surviving corporation. As a result of the merger, PhyMed is now an 80% owned subsidiary of the Registrant, and the ESOP owns the remaining 20% of PhyMed.

         Prior  to  the  merger,   there  were  800  common   shares  of  PhyMed
outstanding, of which 500 were owned by Barker, individually, and 300 were owned by the ESOP.

         In the merger, the 500 PhyMed common shares owned by Barker were converted into immediate ownership of and the right to receive 54,230,788 shares of Common Stock of the Registrant, and 140 of the 300 PhyMed common shares owned by the ESOP were converted in like manner into 15,184,621 shares of Common Stock of the Registrant. The remaining 160 PhyMed common shares held by the ESOP now constitute the 20% of PhyMed common shares not owned by the Registrant.

         The Registrant has 50,000,000 shares of Common Stock authorized for issuance and, at the time of the merger, had 9,916,487 shares issued and outstanding or reserved for issuance. To the

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extent that the terms of the merger would have  resulted in the issuance of more than 50,000,000 shares, the excess over 50,000,000 shall not be issued until such time as the stockholders of the Registrant have approved an appropriate amendment to the Registrant's Certificate of Incorporation. Prior to such approval, Barker and the ESOP will continue to have a contractual right, pursuant to the Agreement and the Articles of Merger filed with the Secretary of State of Texas at the time of the merger, to receive such excess shares, subject to such required stockholder approval.

         In summary, Barker and the ESOP received an aggregate of 40,083,513 shares of the Registrant at the time of the merger, the same being 80.167% of the 50,000,000 and outstanding shares on a fully-diluted basis. Of such number, Barker, individually, received 31,315,245 shares (approximately 62.6%) of the outstanding shares, and the ESOP received 8,768,268 shares (approximately 17.5%), both percentages on a fully-diluted basis.

         Barker and the ESOP continue to have a contractual right to receive, in the aggregate, an additional 29,331,896 shares, which will result in their having, collectively, 87.5% of the Common Stock of the Registrant on a fully-diluted basis. Of such additional shares, 22,915,544 will be received by Barker, individually, and 6,416,352 shares will be received by the ESOP.

         The parties to the Agreement contemplate that the Board of Directors and stockholders of the Registrant will approve an amendment to the Registrant's Certificate of Incorporation approving a 1-for-10 reverse stock split (including an increase in the par value of the Common Stock from $.001 to $.01) and a change of the Registrant's name to "PhyMed, Inc.". Upon the effectiveness of such reverse stock split, all outstanding shares of common stock of the Registrant, including the shares which were issued to Barker and the ESOP upon the effectiveness of the merger, will represent one-tenth (1/10th) as many shares. In addition, all shares reserved for issuance, including the shares which the Registrant will still have a contractual obligation to issue to Barker and the ESOP, will become rights to receive one-tenth (1/10th) as many shares. The unissued shares due Barker and the ESOP from the merger will then be immediately issued because the Registrant will then have a sufficient number of authorized but unissued shares to issue for this purpose.

Possible Change of Control

         The 800 shares of PhyMed owned by Barker and the ESOP at the time of the merger were pledged to Patrick Alan Luckett ("Luckett") to secure the payment of (a) two promissory notes payable to the order of Luckett, which were issued to him as partial payment for shares of PhyMed purchased from him, and
(b) a guaranty of such notes.

         On September 21, 1993, Barker and Luckett owned all the then outstanding common shares of PhyMed, Inc., each of them owning of 500 common shares. On such date Luckett sold 200 of his shares to PhyMed and 300 shares to the ESOP. The sales were for cash and promissory notes. One note was issued by PhyMed in the original principal amount of $800,000 pursuant to the terms of a Loan and Security Agreement dated September 21, 1993, and the second promissory note was issued by the ESOP in the original principal amount of $800,000. Both notes were guaranteed by Barker.

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The  PhyMed  note was  secured  by the 200 shares  repurchased  from  Luckett by
PhyMed; the ESOP note was secured by the 300 shares the ESOP purchased from Luckett; and the 500 shares already owned by Barker were pledged to secure his guaranty of the two notes.

         The aggregate of 69,415,409 shares of Common Stock of the Registrant received and to be received by Barker and the ESOP as a result of the merger have been and will be substituted in the pledge for the 640 PhyMed shares which were released from the pledge and converted into such shares of Common Stock of the Registrant. The 20% of PhyMed still owned by the ESOP remains pledged for such purpose.

         As of April 1, 1998, the unpaid principal balance on the PhyMed note was $186,008, and the ESOP note was $384,167.

Changes in Management

         The Directors of the Registrant at the time of the merger were Messrs. Joe Love and Joe Foor, who are continuing as Directors. In addition, at the time of the merger, George C. Barker was elected to the Board of Directors of the Registrant to fill a vacancy which existed on the Board of Directors.

         At the next annual meeting of stockholders to be held in May 1998, (or consents in lieu of such a meeting), Messrs. Barker, Love and Foor will be re-elected for the coming year and two additional Directors will be elected:
Marilyn Moss and Judith F. Barker. George C. Barker and Judith F. Barker are married.

         In addition, at the time of the merger, George C. Barker was also elected Chairman of the Board, President and Chief Executive Officer, and Judith
F. Barker was elected Secretary and Treasurer of the Registrant. Joe Foor and Joe Love resigned as President and Secretary of the Registrant so that Mr. and Mrs. Barker could be elected to their present positions. In addition, Marilyn Moss was elected Executive Vice President - Operations.

         At the annual meeting of the Board of Directors to be held following the annual meeting of stockholders (or consents in lieu of such meeting), the following officers will be re-elected for the coming year:

            George C. Barker               Chairman of the Board, President
                                           and Chief Executive Officer

            Marilyn Moss                   Executive Vice President - Operations

            Judith F. Barker               Secretary and Treasurer

         The corporate office of the Registrant has been moved to the executive offices of PhyMed

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(which  are  located in the Center  defined  below) and are now  located at 9603
White Rock Trail, Suite 100, Dallas, Texas 75238. The corporate office is in the process of being relocated to sub-leased office space approximately two miles from the Center.

Assets Acquired and Contemplated Changes in PhyMed's Business

         PhyMed is a seven-year-old company engaged in the operation and management of medical diagnostic imaging centers, which provide a full scope of medical diagnostic imaging services including magnetic resonance imaging (MRI), computer axial tomography (CAT) scans, x-rays and other radiological services to physicians. Currently, PhyMed owns and operates a diagnostic imaging center (the "Center" or the "Dallas Center") in Dallas, Texas, which provides diagnostic services to physicians in the greater Dallas area. PhyMed also manages an imaging center in Plano, Texas for other owners.

          PhyMed leases space for its operations. The Dallas Center occupies approximately 13,000 feet and is deemed adequate for present and future needs of that operation. This space is deemed adequate for the needs of PhyMed for the next two to three years. PhyMed typically leases the medical equipment required for its provision of services. The leases are typically for a period of five years.

         Prior to the acquisition, PhyMed was a privately-held company and the transaction with PhyMed was undertaken as part of an overall plan for expanding the business of PhyMed through, among other possible endeavors, the development of new centers, acquisitions of existing centers and exclusive capitated services contracts, with a view towards increasing the per-share value of the Registrant for the benefit of the shareholders.

         This expansion will require additional capital, and the managements of the Registrant and PhyMed believe that raising additional capital can best be achieved through PhyMed having access to the public shareholders and reporting company status under the Securities Exchange Act of 1934, which the Registrant affords. The principle followed in determining the amount of consideration to be exchanged by the Registrant for PhyMed was the percentage of the equity of PhyMed the owners of PhyMed would cede in order to gain such access and have the opportunity to raise such capital.

         In  furtherance  of  this  goal  of  raising   additional  capital  for
expansion, the Registrant has recently commenced a private offering of securities to accredited investors only. The offering seeks to raise a minimum of $200,000 and a maximum of $3,000,000 from the sale of Units of a new series of Preferred Stock and Warrants to purchase Common Stock.

         Operation of Outpatient Radiological Diagnostic Centers. Currently, PhyMed owns and operates a diagnostic imaging center in Dallas, Texas. The Center provides diagnostic services to physicians in the greater Dallas area. The Center is located at 9603 White Rock Trail, Suite 100 in Dallas. The Center's services include magnetic resonance imaging (MRI), computerized axial tomography (CAT), fluoroscopy, radiology, invasive procedures, pain management, ultrasound and

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mammography.  The Company  believes  that the Center is well known in its market for its quality of service to patients and referring physicians. PhyMed also manages an imaging center in Plano, Texas for other owners.

         The Registrant has plans to expand PhyMed's operations in the Dallas/Fort Worth market and other targeted markets in the immediate future. Discussions are being held with other parties on the acquisition of existing centers. Locations for new centers have been identified and negotiations on leases have begun. There is no assurance that any of these expansion efforts will come to fruition or will be profitable, if they do.

         Capitated Radiological Services. PhyMed has recently completed a letter of agreement with a national firm. Under the agreement, PhyMed will provide radiological technical services on a capitated basis to approximately 40 physician offices in Texas. PhyMed will provide these services on an exclusive basis. There is no assurance PhyMed's business operations in pursuance of the opportunity provided by this letter of agreement will be profitable.

         A second agreement is being negotiated with another large independent physician's (IPA) association in the Dallas market. If such an agreement is signed, PhyMed contemplates that it will provide all of the IPA's radiological services on an exclusive basis. PhyMed contemplates the agreement will also have a capitated element, as well as a traditional payment element. There is no assurance PhyMed will enter into such an agreement, or that, if it does, PhyMed's business operations in pursuance of the agreement will be profitable.

         PhyMed is preparing proposals for capitated agreements for large payors in the Dallas marketplace. Each of these proposals contemplates that PhyMed centers would be the exclusive provider of radiological services for the payor's subscribers in the agreed market or markets. There is no assurance any of such proposals will result in a signed agreement. In addition, in the event of a signed agreement, there is no assurance as to what the terms of the agreement would be, or that they would be favorable to PhyMed. Further, there is no assurance that PhyMed's business operations in pursuance of such an agreement would be profitable.

         Radiological Professional Practices. PhyMed has relationships with physicians specializing in radiology and is in the process of developing a management practice division to provide these specialized services to its own Centers as well as to other providers such as hospitals and clinics. There is no assurance this development process will result in any specific business operations, or that any such operations would be conducted on terms favorable to PhyMed or would be profitable.

         Capitated Services Division. PhyMed has recently established a Capitated Services Division to market its radiological services to self-insured corporations, health maintenance organizations, preferred provider organizations and insurance companies. PhyMed contemplates that under the Capitated Services program, PhyMed would provide radiological services under a exclusive risk-based system of reimbursement. In such a case, the payor the would pay PhyMed a negotiated rate for each member per month. The intended benefits of such a Capitated Services program would be

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to provide the payor with a known expense per month for the services and provide
PhyMed  payments  on  a  regular  basis.   PhyMed  also  contemplates  it  would
collaborate with any such payor to attempt to develop a utilization management program to help manage the utilization of radiological services by the payor's members.

         The marketing of such radiological services on a capitated basis has not yet commenced. PhyMed intends to undertake negotiations with one or more insurance companies to offer its Capitated Services program during the second quarter 1998.

         There is no assurance such marketing activities will be commenced. If commenced, they may be discontinued at any time. In addition, there is no assurance such marketing activities, if commenced, will result in any specific PhyMed business operations, that any such operations would be conducted on terms favorable to PhyMed or would be be profitable.

         Professional Management Services Division. PhyMed has plans to develop a physician practice management and services division. This division will concentrate in the radiologist specialty area. Management of PhyMed has considerable experience in this area of health care and believes that, as a medical imaging company, it can offer radiologists opportunities to expand their medical practices and at the same time increase the revenues of PhyMed.

         There is no assurance PhyMed will establish a physician practice management and services division. If PhyMed commences the marketing of such services, such marketing may be discontinued at any time. In addition, there is no assurance such activities, if commenced, will result in any specific PhyMed business operations, that any such operations would be conducted on terms favorable to PhyMed or would be profitable.

Item 2.  Acquisition or Disposition of Assets

         See Item 1 above.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  These will be filed by amendment by June 17, 1998.

         (b)      Proforma financial information

                  These will be filed by amendment by June 17, 1998.

         (c)      Exhibits

                  1.Agreement and Plan of Reorganization  and Merger dated as of
                    March 6,  1998

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                    by and among Tatonka Energy, Inc. Tatonka Energy Subsidiary,
                    Inc. Phy. Med., Inc. and the Stockholders of PhyMed, Inc.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.



                               TATONKA ENERGY INC

                               (Registrant)

Date: April 14, 1998

                              /s/ George C. Barker
                              --------------------
                                  George C. Barker
                                  Chairman of the Board, President
                                  and Chief Executive Officer



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